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CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Registration Statement on Form N-4 of the Polaris Advantage Variable Annuity for FS Variable Separate Account of First SunAmerica Life Insurance Company of our report dated April 24, 2008, relating to the financial statements of First SunAmerica Life Insurance Company at December 31, 2007 and 2006, and for each of the three years in the period ended December 31, 2007. We also consent to the use in such Registration Statement of our report dated April 24, 2008, relating to the statement of assets and liabilities, including the schedule of portfolio investments, of FS Variable Separate Account at December 31, 2007, and the related statement of operations for the year then ended, and the related statement of changes in net assets for the two years ended December 31, 2007. We also consent to the incorporation by reference in such Registration Statement of our report dated February 28, 2008 (which contains an adverse opinion on the effectiveness of internal control over financial reporting), relating to the financial statements, financial statement schedules and the effectiveness of internal control over financial reporting, which appears in the American International Group, Inc. Annual Report on Form 10-K for the year ended December 31, 2007. We also consent to the reference to us under the heading "Financial Statements" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Los Angeles, California
April 24, 2008